                                                                               .
                                                                               .
                                                                               .
                                                                      EXHIBIT 99

                         UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF TENNESSEE

In re:                                                                                       Case No.: 399-02649 THROUGH 399-02680
                                                                                                       ---------------------------
         SERVICE MERCHANDISE COMPANY, INC.                                                   Judge:    PAINE
         ------------------------------------------------------------                                  ---------------------------
                                                                                             Chapter 11

Debtor(s)

                            MONTHLY OPERATING REPORT FOR PERIOD ENDING                 March 30, 2003
                                                                               --------------------------------------
                            COMES NOW,               SERVICE MERCHANDISE COMPANY, INC.
                                                     ----------------------------------------------------------------

         Debtor-In-Possession, and hereby submits its Preliminary Monthly Operating Report for the period commencing

           February 24, 2003    and ending    March 30, 2003  as shown by the report and exhibits consisting of   15  pages
         ---------------------              ------------------                                                  ------
         and  containing the following as indicated:

                              X     Monthly Reporting Questionnaire (Attachment 1)
                            -------
                              X     Comparative Balance Sheets (Forms OPR-1 & OPR-2)
                            -------
                             N/A    Summary of Accounts Receivable (Form OPR-3)
                            -------
                              X     Schedule of Postpetition Liabilities (Form OPR-4)
                            -------
                              X     Statement of Income (Loss) (Form OPR-5)
                            -------

         I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief.

         On January 18, 2002, the United States Bankruptcy Court for the Middle District of Tennessee, Nashville Division
         (the "Bankruptcy Court") approved the request of Service Merchandise Company, Inc. and its Subsidiaries (the "Company")
         to immediately begin liquidating the inventory at all of its stores and to conduct store closing sales on a final basis and to discontinue operations at the stores.

         The financial statements and schedules related to the Company included herein have not been prepared on a liquidation basis in accordance with generally accepted accounting principles ("GAAP"). The information needed to prepare the financial statements and schedules on a liquidation basis is not currently available to management. Attempting to obtain such information necessary to prepare the financial statements and schedules on a liquidation basis would cause undue hardship and expense to the Company. Preparation of the financial statements and schedules on a liquidation basis of accounting would result in material adjustments to the financial statements and schedules. Consequently, no representation is made regarding the sufficiency of the financial statements and schedules. The Company cautions readers not to place undue reliance on the financial statements and schedules contained herein.

         This report includes those reports agreed upon as appropriate at this time between the Debtor and the U.S. Trustee.
         I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U.S. Trustee.


           Date:        April 21, 2003                    DEBTOR-IN-POSSESSION
                      ------------------

                                                          By:                /s/ Michael E. Hogrefe
                                                                             ------------------------------------------------------
                                                          Name and Title:    MICHAEL E. HOGREFE, SR. VP AND CHIEF FINANCIAL OFFICER
                                                                             ------------------------------------------------------
                                                          Address:           7100 SERVICE MERCHANDISE DRIVE
                                                                             ------------------------------------------------------
                                                                             BRENTWOOD, TENNESSEE 37027
                                                                             ------------------------------------------------------
                                                          Telephone No:      (615) 660-3477
                                                                             ------------------------------------------------------

           Note: Report subject to further verification and account reconciliation procedures

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: FEBRUARY 24, 2003 THROUGH MARCH 30, 2003


1. PAYROLL

                                                                                            WAGES                      TAXES
   OFFICERS                                     TITLE                                GROSS         NET            DUE        PAID
------------------------------------------------------------------------------------------------------------------------------------
C. STEVEN MOORE          SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER,
                         GENERAL COUNSEL AND SECRETARY                            $34,424.68   $20,423.94      $2,174.17   $9,446.87
MICHAEL E. HOGREFE       SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER        $29,617.08   $17,648.20      $1,924.49   $7,953.15
















Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: FEBRUARY 24, 2003 THROUGH MARCH 30, 2003


2. INSURANCE


                                                             COVERAGE           POLICY        EXPIRATION    PREMIUM    DATE COVERAGE
TYPE                        NAME OF CARRIER                   AMOUNT            NUMBER           DATE        AMOUNT     PAID THROUGH
------------------------------------------------------------------------------------------------------------------------------------
Property                    Fireman's Fund Insurance Co    $5 Million        01MXI9761300      06/30/03      $20,625      06/30/03
                            Royal Indemnity Co.            $5.5 Million       R2HD325112       06/30/03      $60,000      06/30/03
Boiler & Machinery          Hartford Steam Boiler          $16.5 Million      FBP4914359       12/31/03      $20,248      12/31/03
General Liability           Ace American Ins Co            $5 Million        XSLG2057804A      12/31/03       $8,500      12/31/03
TN-Work Comp Assigned Rsk   Continental Casualty Co        Statutory       6S59UB878X943102    06/01/03       $3,989      06/01/03
Auto                        Pacific Employers Ins Co       $1 Million        ISAH07969661      12/31/03       $2,500      12/31/03
Umbrella                    Westchester Fire               $25 Million         CUA151233       06/30/03     $280,400      06/30/03
Directors & Officers        Continental Insurance Co       $10 Million         300714943       12/31/03     $514,286      12/31/03
                            Federal Insurance Co           $10 Million        81278902-A       12/31/03     $470,250      12/31/03
                            Royal Insurance Co             $10 Million         PSF000009       12/31/03     $470,250      12/31/03
Fiduciary                   National Union Fire Ins Co     $3 Million           2678130        12/31/03      $60,000      12/31/03











Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: FEBRUARY 24, 2003 THROUGH MARCH 30, 2003

3. BANK ACCOUNTS

TOTAL CASH AND CASH EQUIVALENTS

CORPORATE ACCOUNTS                                                                $    818,481


CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY CREDIT CARD COMPANY)                          --


OTHER DEPOSITORY ACCOUNTS
OTHER CASH ACCOUNTS                                                                      2,306


INVESTMENTS
SHORT TERM INVESTMENTS                                                              91,992,783
                                                                                  ------------

TOTAL CASH PER GENERAL LEDGER                                                     $ 92,813,570
                                                                                  ============









Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: FEBRUARY 24, 2003 THROUGH MARCH 30, 2003

RECEIPTS AND DISBURSEMENTS
(DOLLARS IN THOUSANDS)


                                                  ACTUAL       ACTUAL        ACTUAL        ACTUAL        ACTUAL         TOTAL

                                      Monday     02/24/03     03/03/03      03/10/03      03/17/03      03/24/03       02/24/03
                                      Sunday     03/02/03     03/09/03      03/16/03      03/23/03      03/30/03       03/30/03
                                                 --------     --------      --------      --------      --------       --------
Receipts:
   Sales receipts/Profit Sharing                  $  --         $  --         $  --         $  --         $  --         $    --
   Miscellaneous receipts                            14            36           160           361           132             703
Real Estate Proceeds/Settlement                      --            --            --            --            --              --
   Expense reimbursements                            --            --            --            --            --              --
                                                  -----         -----         -----         -----         -----         -------
Total available collections                          14            36           160           361           132         $   703


Disbursements:
   All disbursements                                352           377           466           393           416         $ 2,004
                                                  -----         -----         -----         -----         -----         -------
Total disbursements                                 352           377           466           393           416           2,004
                                                  -----         -----         -----         -----         -----         -------

Net receipts/(disbursements)                      $(338)        $(341)        $(306)        $ (32)        $(284)        $(1,301)
                                                  =====         =====         =====         =====         =====         =======








Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: FEBRUARY 24, 2003 THROUGH MARCH 30, 2003

ROLLING REVISED CASH FLOW FORECAST
(DOLLARS IN THOUSANDS)


                                                         ACTUAL
                                                        03/30/03
                                                        --------
Ending total revolver balance                            $   --
Term loan                                                    --
Standby letters of credit                                 4,039
Trade letters of credit                                      --
                                                         ------
Total extensions of credit                                4,039

Borrowing base                                               --
                                                         ------

Availability                                             $   --
                                                         ======


(1) As of 4/16/02, The Standby Letters of Credit were fully cash collateralized










Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: February 24, 2003 THROUGH March 30, 2003

4. PAYMENTS TO PROFESSIONALS FEBRUARY 24, 2003 THROUGH MARCH 30, 2003

   Vendor #                               Vendor Name                              Check Amt.       Check Date     Check #
----------------------------------------------------------------------------------------------------------------------------
        57117                                           Deloitte and Touche         13,500.00        02/24/03      70002556
        48779                                         Loss, Pavone and Orel            517.50        02/25/03      70002561
        99454                  Harwell, Howard, Hyne Gabbert and Manner, PC          5,910.53        02/25/03      B0027517
        99391                  Otterbourg, Steindler, Houston and Rosen, PC         34,610.90        02/25/03      B0027518
        57117                                           Deloitte and Touche         22,750.00        02/26/03      70002563
        95913                             Locke, Reynolds, Boyd and Weisell          1,179.64        03/04/03      70002593
       103439                                 E & Y  Corporate Finance, LLC          6,581.00        03/05/03      B0027519
        95384                                      Deloitte and Touche, LLP            284.19        03/06/03      70002603
        99454                  Harwell, Howard, Hyne Gabbert and Manner, PC          4,854.23        03/07/03      B0027522
        99391                  Otterbourg, Steindler, Houston and Rosen, PC         32,388.89        03/07/03      B0027523
       103439                                 E & Y  Corporate Finance, LLC         13,311.00        03/07/03      B0027525
        71217                                          Bass, Berry and Sims         68,070.44        03/07/03      B0027526
        86237                     Brusniak, Clement, Harrison and Rosen, PC           $550.00        03/10/03      70002611
        48779                                         Loss, Pavone and Orel           $343.50        03/13/03      70002648
        98378                        Skadden, Arps, Slate, Meagher and Flom       $149,266.00        03/13/03      B0027530
       103439                                 E & Y  Corporate Finance, LLC        $17,573.00        03/14/03      B0027531
        99444                                           Sitrick and Company           $315.00        03/14/03      B0027532
        71217                                          Bass, Berry and Sims       $122,984.18        03/14/03      B0027533
        98378                        Skadden, Arps, Slate, Meagher and Flom       $198,843.00        03/20/03      B0027534
        99459                               Robert L. Berger and Associates         11,062.81        03/21/03      B0027538
        99454                  Harwell, Howard, Hyne Gabbert and Manner, PC        $14,530.77        03/24/03      B0027535
        99391                  Otterbourg, Steindler, Houston and Rosen, PC        $79,044.34        03/24/03      B0027536
        84740                                Taft, Stettinius and Hollister        $22,902.79        03/25/03      70002686
        95913                             Locke, Reynolds, Boyd and Weisell         $1,102.70        03/25/03      70002687
        57117                                           Deloitte and Touche        $42,012.00        03/26/03      70002694
        57117                                           Deloitte and Touche        $24,000.00        03/27/03      70002698
        99329                                                   Aegis Group           $469.00        03/28/03      70002702

FORM OPR- 1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)



                                                                       March 30,
                                                                          2003
                                                                       ---------
ASSETS
Current Assets:
     Cash and cash equivalents                                         $  92,814
     Accounts receivable                                                     201
     Prepaid Expenses                                                        100
                                                                       ---------
     TOTAL CURRENT ASSETS                                                 93,115
                                                                       ---------

PROPERTY AND EQUIPMENT
     Owned assets, net of accumulated depreciation                         9,410
     Capitalized leases, net of accumulated amortization                      --
                                                                       ---------
                             TOTAL PROPERTY AND EQUIPMENT                  9,410
                                                                       ---------

     Other assets and deferred charges                                    14,959
                                                                       ---------
     TOTAL ASSETS                                                      $ 117,484
                                                                       =========

LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Liabilities Not Subject To Compromise
Current Liabilities:
     Notes payable to banks                                            $      --
     Accounts payable                                                      5,314
     Accrued expenses                                                      9,933
     State & Local tax                                                       419
     Current maturities capitalized leases                                    --
                                                                       ---------

     TOTAL CURRENT LIABILITIES                                            15,666
                                                                       ---------


Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

FORM OPR- 1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)

Long-Term Liabilities:
     Long-term debt                                                           --
     Capitalized lease obligations                                            --
Liabilities Subject To Compromise:
     Accrued restructuring costs                                          25,028
     Capitalized lease obligations                                            --
     Long-term debt                                                      314,562
     Accounts payable                                                    220,345
     Accrued expenses                                                    102,037
                                                                       ---------
     Total Liabilities Subject To Compromise                             661,972

     TOTAL LIABILITIES                                                   677,638
                                                                       ---------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' (DEFICIT) EQUITY

     Common stock                                                         49,936
     Additional paid-in-capital                                            5,881
     Deferred compensation                                                    --
     Accumulated other comprehensive loss                                     --
     Retained (deficit) earnings                                        (615,971)
                                                                       ---------
                         TOTAL SHAREHOLDERS' (DEFICIT) EQUITY           (560,154)

     TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY              $ 117,484
                                                                       =========





Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: FEBRUARY 24, 2003 THROUGH MARCH 30, 2003

SUMMARY OF ACCOUNTS RECEIVABLE
MONTH ENDED: MARCH 30, 2003
FORM OPR-3  NOT APPLICABLE






















Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: FEBRUARY 24, 2003 THROUGH MARCH 30, 2003

SCHEDULE OF POST PETITION LIABILITIES-ACCOUNTS PAYABLE
MONTH ENDED: 3/30/2003
FORM OPR-4


                                                                  Total
                                                                 -------
Trade Accounts Payable (Merchandise)                             $ 5,314




                                                                  Total
                                                                 -------
Expense & other payables                                         $ 9,933












Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: FEBRUARY 24, 2003 THROUGH MARCH 30, 2003

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4
(Dollars in Thousands)


                                                             Date             Date            Total
                TAXES PAYABLE                              Incurred            Due             Due
                                                           ---------------------------------------------
Federal income tax                                **       Various          Various                   --

State income tax                                           Various          Various      $          (135)
                                                                                         ---------------

                                     SUBTOTAL                                            $          (135)
                                                                                         ---------------


Sales/use tax                        SUBTOTAL     *        Various          Various      $           567
                                                                                         ---------------


Personal property tax                             *        Various          Various      $           103

Real estate taxes                                 *        Various          Various      $         1,301

Inventory taxes                                   *        Various          Various      $          (249)

Gross receipts/bus licenses                       *        Various          Various      $            10

Franchise taxes                                   *        Various          Various      $           671
                                                                                         ---------------

                                     SUBTOTAL                                            $         1,836
                                                                                         ---------------


                                                                                         ---------------
TOTAL TAXES PAYABLE                                                                      $         2,268
                                                                                         ===============

*   liability included in accrued expenses on OPR-2
**  tax reserve





Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: FEBRUARY 24, 2003 THROUGH MARCH 30, 2003

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4



(DOLLARS IN THOUSANDS)

                                                         DATE                       TOTAL DUE
                                                       INCURRED       DATE DUE      03/30/03
                                                       --------------------------------------
POST PETITION SECURED DEBT
           Revolver borrowings                         04/14/00          NA              --
           Facility standby letters of credit          04/14/00          NA          $4,039
           Facility trade letters of credit            04/14/00          NA              --
           Term loans                                  04/14/00          NA              --
                                                                                     ------
TOTAL EXTENSIONS OF CREDIT                                                           $4,039
                                                                                     ======

ACCRUED INTEREST PAYABLE                                                                 --
                                                                                     ======

           As of 4/16/02, The Standby Letters of Credit were fully cash collateralized









Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

FORM OPR-5

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)

                                                                          ACTIVITY
                                                                      FEBRUARY 24, 2003
                                                                           THROUGH
                                                                       MARCH 30, 2003
                                                                      -----------------
Net Sales                                                                 $     --


Costs of merchandise sold and buying and occupancy expense                  (1,775)
                                                                          --------

Gross margin after cost of merchandise sold and buying and
     occupancy expenses                                                      1,775

Selling, General and Administrative Expenses:
     Net Employment Expense                                                    146
     Net Advertising                                                            --
     Banking and Other Fees                                                    (83)
     Real Estate and Other Taxes                                                 0
     Supplies                                                                    0
     Communication and Equipment                                                17
     Travel                                                                      0
     UCC and Other Services                                                     --
     Legal and Professional                                                     46
     Sales and Shipping                                                         --
     Insurance                                                                  --
     Miscellaneous                                                          (1,855)
     Credit Card Services                                                       --
                                                                          --------
Total Selling, General and Administrative Expenses                          (1,729)



Other expense/(income), net                                                      0





Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

FORM OPR-5

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)

Restructuring charge (credit)                                                        --

Depreciation and amortization                                                        --
                                                                               --------

Earnings (loss) before interest, reorganization items, and income tax             3,504

Interest expense - debt                                                              --
Interest expense - capitalized leases                                                --
                                                                               --------

Earnings (loss) before reorganization items, and income tax                       3,504

Reorganization Items:

     Legal and Professional                                                         183
     (Gain) on Disposal of Assets                                                10,361
     Miscellaneous                                                                   --
     Close Store Charges                                                        (23,016)
                                                                               --------
     Total Reorganization Items                                                 (12,472)

Earnings (loss) before income tax                                                15,976
     Income tax benefit                                                              --
     Cumulative Effect of Change in Accounting Principles                            --
                                                                               --------
Net earnings (loss)                                                            $ 15,976
                                                                               ========





Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.